UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2786

DWS High Income Series

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2007

Annual Report
to Shareholders

DWS High Income Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Investment Management Agreement Approval

Click here Summary of Management Fee Evaluation by Independent Fee Consultant

Click here Trustees and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read the fund's prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are .94%, 1.67%, 1.67% and .67% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/07
DWS High Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	6.39%	7.43%	11.71%	4.93%
Class B	5.53%	6.61%	10.79%	4.07%
Class C	5.59%	6.67%	10.87%	4.07%
Credit Suisse High Yield Index+	8.34%	7.47%	12.49%	6.38%
DWS High Income Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	6.70%	7.84%	12.06%	12.03%
Credit Suisse High Yield Index+	8.34%	7.47%	12.49%	12.01%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/07	$ 5.24	$ 5.24	$ 5.25	$ 5.25
9/30/06	$ 5.37	$ 5.37	$ 5.38	$ 5.38
Distribution Information: Twelve Months as of 9/30/07: Income Dividends	$ .47	$ .42	$ .43	$ .48
September Income Dividend	$ .0374	$ .0339	$ .0342	$ .0388
SEC 30-day Yield++	7.56%	7.35%	7.17%	8.40%
Current Annualized Distribution Rate++	8.56%	7.76%	7.82%	8.87%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2007, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — High Current Yield Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	356	of	444	80
3-Year	91	of	376	24
5-Year	117	of	319	37
10-Year	61	of	146	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/07
DWS High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,160	$11,839	$16,614	$15,447
	Average annual total return	1.60%	5.79%	10.69%	4.44%
Class B	Growth of $10,000	$10,260	$11,925	$16,590	$14,900
	Average annual total return	2.60%	6.04%	10.65%	4.07%
Class C	Growth of $10,000	$10,559	$12,138	$16,755	$14,909
	Average annual total return	5.59%	6.67%	10.87%	4.07%
Credit Suisse High Yield Index+	Growth of $10,000	$10,834	$12,412	$18,009	$18,558
	Average annual total return	8.34%	7.47%	12.49%	6.38%

The growth of $10,000 is cumulative.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS High Income Fund — Institutional Class [] Credit Suisse High Yield Index+

Yearly periods ended September 30
Comparative Results as of 9/30/07
DWS High Income Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,067,000	$1,254,000	$1,766,800	$1,787,000
	Average annual total return	6.70%	7.84%	12.06%	12.03%
Credit Suisse High Yield Index+	Growth of $1,000,000	$1,083,400	$1,241,200	$1,800,900	$1,778,700
	Average annual total return	8.34%	7.47%	12.49%	12.01%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2007 to September 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2007
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 999.10	$ 996.80	$ 997.20	$ 1,002.50
Expenses Paid per $1,000*	$ 4.86	$ 8.56	$ 8.56	$ 3.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,020.21	$ 1,016.50	$ 1,016.50	$ 1,021.96
Expenses Paid per $1,000*	$ 4.91	$ 8.64	$ 8.64	$ 3.14
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS High Income Fund	.97%	1.71%	1.71%	.62%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Gary Sullivan, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

In the following interview, Portfolio Manager Gary Sullivan discusses DWS High Income Fund's strategy and the market environment during the 12-month period ended September 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the high-yield bond market perform during the annual period?

A: High-yield bonds delivered a positive performance during the past year. The asset class, as measured by the fund's benchmark, the Credit Suisse High Yield Index, produced a gain of 8.34%.1 In comparison, the broader bond market — as gauged by the Lehman Brothers US Aggregate Index — returned 5.14%.2 These numbers, while positive, obscure the fact that the bulk of the gains came in the first half of the period, during which the Credit Suisse Index gained 7.59%. This interval was marked by both solid fundamentals for the high-yield asset class, as well as a high appetite for risk.

1 Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
2 The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The second half of the annual period has proven more challenging, however. Rising defaults in the subprime mortgage sector led to fears of a liquidity squeeze during July and August, shutting down most areas of the US credit market. The sharp increase in investors' risk aversion led to a sudden shortage of buyers, sending prices plummeting and yields soaring. July, in fact, marked the worst performance for high-yield in five years. New issuance came to a standstill as well, leading to the least active market since August of 2002. The extent of the downturn was reflected in the spike of the yield spread between high-yield bonds and US Treasuries. From its 2007 monthly average low of 271 basis points (2.71 percentage points) achieved during May, the spread soared to 462 basis points during August.3 (100 basis points equal one percentage point.)

3 Source: Credit Suisse. The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High Yield Index from January 31, 1986 to September 30, 2007. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields
High-Yield Spread vs. Treasuries (9/30/06-9/30/07)

Source: Credit Suisse

The market ultimately regained traction once the Federal Reserve cut its fed funds target by a larger-than-expected half-point on September 18. This resulted in an improvement in investor sentiment, a restoration of inflows from retail investors, and a revival of new issuance. The fund's benchmark, the Credit Suisse High Yield Index, rose 2.23% in September on the strength of this improved backdrop, helping it to close the third calendar quarter with a narrow gain of 0.05% despite the earlier troubles. Still, high-yield finished the second half of the fund's annual period with a return of 0.05%, well behind the 2.84% three-month return of the Lehman Aggregate.

Q: How did the fund perform?

A: The fund's Class A shares returned 6.39% during the 12 months ended September 30, 2007, trailing the 8.34% return of the benchmark and the 7.02% average return of the 444 funds in its Lipper peer group, High Current Yield Funds. Despite the fund's underperformance during the past year, it remains ahead of the peer group average over the three-, five-, and 10-year time frames.4 (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

4 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper Category. The fund's Class A shares ranked 356, 91, 117 and 61 for the one-, three-, five- and 10-year periods, respectively, as of September 30, 2007. There were 444, 376, 319 and 146 funds, respectively, in Lipper's High Current Yield Funds category. Source: Lipper Inc. as of September 30, 2007.

Q: What individual securities helped and hurt performance?

A: Consistent with the fund's bottom-up approach, individual security selection was the primary driver of its return. A notable contribution to performance came from an underweight in homebuilding issues, the worst-performing segment in high yield.5 Also aiding performance was the fund's position in Doral Financial Corp.*, a mortgage banker based in Puerto Rico, as well as our lack of exposure to Delphi Corp., which lagged the benchmark. Telenet, a cable operator based in the Netherlands, added to returns due to the company's decision to make a tender offer — at a premium — for its outstanding debt.

* As of September 30, 2007, the position was sold.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Key detractors included a position in Alliance Mortgage, a mortgage originator that filed for Chapter 11 bankruptcy due to a lack of bank funding, as well as an overweight in the homebuilder K. Hovnanian Enterprises, Inc., whose bonds lost ground amid concerns about the US housing market. In addition, the fund was hurt by holding no positions in bonds issued by Adelphia and Federal Mogul Corp., both of which outperformed.

Q: Did the summer sell-off prompt you to make any changes to the fund?

A: We took advantage of the recent market downdraft to add to the fund's position in syndicated loans from issuers that we thought offered exceptional returns relative to the risk. These are loans, usually made at a variable rate, which are extended to a corporate borrower from a group of banks and subsequently sold to investors in the secondary market. We believe syndicated loans offer three key benefits: 1) a low correlation with other traditional fixed income classes, making them a good source of diversification; 2) lower risk relative to high-yield bonds (because holders of syndicated loans will be paid first in the event of a bankruptcy); and 3) lower interest rate sensitivity as a result of their variable rate nature. Believing selected issues offered an attractive value in the wake of the recent sell-off, we sought to capitalize by initiating new investments in this area.

Q: What is your view on the high-yield market as a whole?

A: We believe the recent sell-off in high-yield bonds, despite its dramatic nature, was largely technical in nature rather than a result of weaker underlying fundamentals or rising defaults. As of September 30, 2007, Moody's 12-month rolling default rate stood at 1.27%, well below the historical average of 4.77% and lower than its 1.46% level of one year ago.6 This is largely a result of the fact that the steady rate of economic growth in the United States continues to lead to strong cash flows for high-yield issuers. In fact, we do not expect a meaningful increase in defaults until late 2008 or possibly 2009.

6 Source: Moody's Investors Service.
Moody's Trailing 12-Month Default Rate (12/31/86-9/30/07)

Two-year periods ended December 31

Source: Moody's

In light of our opinion that fundamentals remain sound, we believe the recent correction has set the stage for improved performance once market conditions normalize. Additionally, we believe high-yield bonds are now more fairly valued, and possibly undervalued, following the increase in yield spreads. The recent market volatility also should force long-overdue improvements in deal structures, such as the addition of better covenant protection. Expecting that the correction will lead to the market to return to more traditional high-yield investing — where avoiding defaults and poorly-performing securities will be the keys to outperformance — we believe our bottom-up, research-driven approach will prove well-suited to the more risk-conscious environment likely to characterize the months ahead.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/07	9/30/06

Corporate Bonds	94%	98%
Cash Equivalents, net	3%	1%
Senior Bank Debt	2%	—
Other Investments	1%	1%
	100%	100%
Corporate Bond Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/07	9/30/06

Consumer Discretionary	25%	26%
Financials	15%	13%
Industrials	13%	10%
Materials	12%	15%
Energy	8%	9%
Telecommunication Services	8%	8%
Utilities	7%	9%
Health Care	5%	2%
Consumer Staples	4%	3%
Information Technology	3%	4%
Sovereign Bonds	—	1%
	100%	100%
Quality	9/30/07	9/30/06

Cash Equivalents	3%	1%
BBB	3%	4%
BB	27%	29%
B	53%	51%
CCC	14%	14%
D	—	1%
	100%	100%

Asset allocation, corporate bond diversification and quality are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	9/30/07	9/30/06

Less than 1 year	10%	12%
1-4.99 years	36%	47%
5-6.99 years	24%	14%
7 years or greater	30%	27%
	100%	100%

Effective maturity is subject to change.

For complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2007

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 92.0%
Consumer Discretionary 23.1%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK) (b)	3,143,736	3,080,861
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	6,035,000	5,672,900
AMC Entertainment, Inc., 8.0%, 3/1/2014	9,063,000	8,632,507
American Achievement Corp., 8.25%, 4/1/2012	1,720,000	1,711,400
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	2,295,000	2,042,550
Asbury Automotive Group, Inc.:
144A, 7.625%, 3/15/2017 (b)	3,990,000	3,670,800
8.0%, 3/15/2014 (b)	1,710,000	1,650,150
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	2,875,000	2,795,938
Buffets, Inc., 12.5%, 11/1/2014 (b)	2,340,000	1,638,000
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014 (b)	3,465,000	3,239,775
Cablecom Luxembourg SCA, 144A, 8.0%, 11/1/2016 EUR	1,700,000	2,375,632
Cablevision Systems Corp., Series B, 9.82%**, 4/1/2009	1,972,000	2,031,160
Caesars Entertainment, Inc., 8.875%, 9/15/2008	4,105,000	4,192,231
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015 (b)	2,875,000	2,903,750
Charter Communications Holdings LLC:
Series B, 10.25%, 9/15/2010	5,540,000	5,761,600
10.25%, 9/15/2010 (b)	18,650,000	19,069,625
11.0%, 10/1/2015	17,769,000	17,991,112
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	2,215,000	2,953,178
Claire's Stores, Inc., 144A, 9.25%, 6/1/2015	1,730,000	1,496,450
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	2,394,000	2,082,780
CSC Holdings, Inc.:
7.25%, 7/15/2008	3,185,000	3,192,963
7.875%, 12/15/2007	10,350,000	10,362,937
Series B, 8.125%, 7/15/2009 (b)	1,520,000	1,546,600
Series B, 8.125%, 8/15/2009	1,125,000	1,144,688
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012 (b)	1,110,000	1,146,075
Dex Media East LLC/Finance, 12.125%, 11/15/2012 (b)	25,430,000	27,146,525
Dollar General Corp., 144A, 10.625%, 7/15/2015 (b)	3,435,000	3,228,900
Dollarama Group LP, 144A, 11.16%**, 8/15/2012	2,650,000	2,663,250
EchoStar DBS Corp.:
6.625%, 10/1/2014	4,985,000	5,009,925
7.125%, 2/1/2016	3,820,000	3,925,050
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	4,870,000	4,565,625
Foot Locker, Inc., 8.5%, 1/15/2022	1,168,000	1,115,440
French Lick Resorts & Casinos LLC, 144A, 10.75%, 4/15/2014	12,555,000	9,981,225
General Motors Corp.:
7.2%, 1/15/2011	8,545,000	8,160,475
7.4%, 9/1/2025	3,135,000	2,523,675
8.375%, 7/15/2033	7,920,000	6,939,900
Golden Nugget, 7.36%, 6/16/2014	935,000	881,238
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011 (b)	20,785,000	22,265,931
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	3,395,000	3,395,000
Group 1 Automotive, Inc., 8.25%, 8/15/2013 (b)	1,700,000	1,700,000
Hanesbrands, Inc., Series B, 8.784%**, 12/15/2014	5,120,000	5,094,400
Hertz Corp.:
8.875%, 1/1/2014	8,355,000	8,605,650
10.5%, 1/1/2016 (b)	1,940,000	2,095,200
Idearc, Inc., 8.0%, 11/15/2016	17,150,000	17,107,125
ION Media Networks, Inc.:
144A, 11.0%, 7/31/2013	1,498,500	1,220,154
Series AI, 11.0%, 7/31/2013	297,000	241,832
144A, 11.61%**, 1/15/2013	3,375,000	3,442,500
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	6,725,000	6,018,875
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	6,320,000	6,288,400
Jarden Corp., 7.5%, 5/1/2017 (b)	2,870,000	2,776,725
Kabel Deutschland GmbH, 10.625%, 7/1/2014	1,570,000	1,679,900
Liberty Media LLC:
5.7%, 5/15/2013	540,000	504,484
8.25%, 2/1/2030	4,510,000	4,419,800
8.5%, 7/15/2029 (b)	5,890,000	5,954,254
Majestic Star Casino LLC, 9.5%, 10/15/2010	645,000	619,200
Mediacom Broadband LLC, 8.5%, 10/15/2015	285,000	285,713
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	1,720,000	1,771,600
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	2,840,000	2,698,000
11.0%, 6/15/2012 (b)	1,270,000	1,089,025
MGM MIRAGE:
6.75%, 9/1/2012	1,415,000	1,392,006
8.375%, 2/1/2011 (b)	3,145,000	3,278,662
Michaels Stores, Inc., 10.0%, 11/1/2014 (b)	5,145,000	5,273,625
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	6,135,000	6,303,712
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012 (b)	9,580,000	8,574,100
OSI Restaurant Partners, Inc., 144A, 10.0%, 6/15/2015	4,015,000	3,553,275
Penske Automotive Group, Inc., 7.75%, 12/15/2016	8,535,000	8,172,262
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	3,570,000	3,677,100
Quebecor Media, Inc., 144A, 7.75%, 3/15/2016 (c)	2,290,000	2,198,400
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	2,830,000	2,709,725
Quiksilver, Inc., 6.875%, 4/15/2015	4,510,000	4,318,325
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	2,200,000	1,980,000
Sabre Holdings Corp., 8.35%, 3/15/2016 (b)	3,160,000	2,844,000
Sbarro, Inc., 10.375%, 2/1/2015 (b)	2,010,000	1,829,100
Seminole Hard Rock Entertainment, Inc., 144A, 8.194%**, 3/15/2014	3,960,000	3,865,950
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	2,830,000	2,858,300
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	11,285,000	8,999,787
7.875%, 1/15/2014	2,265,000	2,174,400
Sinclair Broadcast Group, Inc., 8.0%, 3/15/2012 (b)	1,772,000	1,811,870
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	5,190,000	5,151,075
Six Flags, Inc., 9.75%, 4/15/2013 (b)	1,615,000	1,368,713
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	3,420,000	3,377,250
Station Casinos, Inc., 6.5%, 2/1/2014	7,415,000	6,525,200
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	17,417,000	17,242,830
The Bon-Ton Stores, Inc., 10.25%, 3/15/2014	2,440,000	2,281,400
Toys "R" Us, Inc., 7.375%, 10/15/2018	2,895,000	2,323,238
Travelport LLC:
9.875%, 9/1/2014 (b)	1,435,000	1,463,700
10.246%**, 9/1/2014	2,640,000	2,640,000
11.875%, 9/1/2016 (b)	1,435,000	1,503,163
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	7,470,000	6,218,775
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014 (b)	1,960,000	1,901,200
United Components, Inc., 9.375%, 6/15/2013	570,000	578,550
Unity Media GmbH, 144A, 10.375%, 2/15/2015	2,260,000	2,305,200
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	13,280,000	12,948,000
UPC Holding BV, 144A, 7.75%, 1/15/2014 EUR	3,405,000	4,770,390
Vitro SAB de CV:
8.625%, 2/1/2012	2,280,000	2,245,800
9.125%, 2/1/2017	4,620,000	4,539,150
Series A, 11.75%, 11/1/2013 (b)	1,360,000	1,468,800
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	2,633,000	2,639,583
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	6,805,000	6,822,012
Young Broadcasting, Inc., 8.75%, 1/15/2014	16,620,000	14,043,900
		467,973,186
Consumer Staples 3.4%
Alliance One International, Inc., 144A, 8.5%, 5/15/2012	1,715,000	1,680,700
Del Laboratories, Inc., 8.0%, 2/1/2012	3,150,000	2,898,000
Delhaize America, Inc.:
8.05%, 4/15/2027 (b)	1,070,000	1,139,138
9.0%, 4/15/2031	7,709,000	9,183,555
General Nutrition Centers, Inc., 10.009%**, 3/15/2014 (PIK)	3,985,000	3,825,600
Harry & David Holdings, Inc., 10.621%**, 3/1/2012	3,690,000	3,542,400
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	13,632,250	12,575,751
Pilgrim's Pride Corp., 7.625%, 5/1/2015	1,420,000	1,441,300
Rite Aid Corp.:
7.5%, 3/1/2017	5,705,000	5,369,831
144A, 9.5%, 6/15/2017	2,880,000	2,692,800
Smithfield Foods, Inc., 7.75%, 7/1/2017 (b)	3,975,000	4,074,375
Tereos Europe SA, 144A, 6.375%, 4/15/2014 EUR	1,670,000	2,226,549
Viskase Co., Inc., 11.5%, 6/15/2011	18,895,000	18,895,000
		69,544,999
Energy 7.5%
Belden & Blake Corp., 8.75%, 7/15/2012	15,820,000	16,096,850
Chaparral Energy, Inc., 8.5%, 12/1/2015	4,080,000	3,825,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	2,225,000	2,147,125
6.875%, 1/15/2016	11,150,000	11,150,000
7.75%, 1/15/2015 (b)	1,468,000	1,510,205
Cimarex Energy Co., 7.125%, 5/1/2017	2,880,000	2,858,400
Complete Production Services, Inc., 8.0%, 12/15/2016	5,155,000	5,097,006
Delta Petroleum Corp., 7.0%, 4/1/2015 (b)	7,735,000	6,574,750
Denbury Resources, Inc., 7.5%, 12/15/2015	1,140,000	1,168,500
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	1,130,000	1,110,225
8.375%, 5/1/2016 (b)	6,425,000	6,457,125
Energy Partners Ltd., 144A, 9.75%, 4/15/2014	2,845,000	2,731,200
Frontier Oil Corp., 6.625%, 10/1/2011	2,495,000	2,451,338
Mariner Energy, Inc.:
7.5%, 4/15/2013	1,080,000	1,047,600
8.0%, 5/15/2017	2,300,000	2,248,250
OPTI Canada, Inc.:
144A, 7.875%, 12/15/2014	4,370,000	4,370,000
144A, 8.25%, 12/15/2014	3,405,000	3,430,538
Plains Exploration & Production Co., 7.0%, 3/15/2017	1,720,000	1,608,200
Quicksilver Resources, Inc., 7.125%, 4/1/2016	2,200,000	2,167,000
Sabine Pass LNG LP:
7.25%, 11/30/2013	875,000	861,875
7.5%, 11/30/2016	9,635,000	9,490,475
Seitel, Inc., 9.75%, 2/15/2014	905,000	855,225
Stone Energy Corp., 6.75%, 12/15/2014	9,840,000	9,102,000
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	2,860,000	3,105,294
Tesoro Corp., 144A, 6.5%, 6/1/2017 (b)	4,605,000	4,570,462
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017	2,265,000	1,947,900
Whiting Petroleum Corp.:
7.0%, 2/1/2014	3,410,000	3,273,600
7.25%, 5/1/2012 (b)	5,035,000	4,946,887
7.25%, 5/1/2013	1,130,000	1,101,750
Williams Companies, Inc.:
8.125%, 3/15/2012	10,576,000	11,395,640
8.75%, 3/15/2032	16,957,000	19,521,746
Williams Partners LP, 7.25%, 2/1/2017	2,865,000	2,922,300
		151,144,466
Financials 13.6%
Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	9,115,000	8,112,350
Ashton Woods USA LLC, 9.5%, 10/1/2015	9,125,000	7,208,750
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	1,705,000	1,602,700
CEVA Group PLC, 144A, 8.5%, 12/1/2014 EUR	2,845,000	3,407,735
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	15,844,000	17,507,620
E*TRADE Financial Corp.:
7.375%, 9/15/2013	3,105,000	2,903,175
7.875%, 12/1/2015	5,165,000	4,777,625
8.0%, 6/15/2011 (b)	5,493,000	5,465,535
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	2,212,109	0
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	23,115,000	21,661,390
7.375%, 10/28/2009	41,790,000	40,977,477
7.875%, 6/15/2010	11,255,000	11,002,033
8.11%**, 1/13/2012	2,710,000	2,560,706
GMAC LLC:
6.875%, 9/15/2011	42,935,000	40,859,694
8.0%, 11/1/2031	6,458,000	6,335,828
Hawker Beechcraft Acquisition Co., LLC:
144A, 8.5%, 4/1/2015	5,790,000	5,920,275
144A, 8.875%, 4/1/2015 (PIK)	5,440,000	5,480,800
144A, 9.75%, 4/1/2017	4,305,000	4,401,862
Hexion US Finance Corp., 9.75%, 11/15/2014	3,435,000	3,778,500
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	2,290,000	2,198,400
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012(b)	3,371,000	3,227,732
iPayment, Inc., 9.75%, 5/15/2014	3,155,000	3,013,025
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014	3,190,000	3,054,425
144A, 10.0%, 5/1/2015	2,360,000	2,212,500
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	2,890,000	2,716,600
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	3,505,000	2,628,750
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	2,855,000	2,740,800
144A, 7.0%, 5/1/2017	2,810,000	2,669,500
Pinnacle Foods Finance LLC, 144A, 9.25%, 4/1/2015 (b)	2,315,000	2,205,038
Realogy Corp., 144A, 12.375%, 4/15/2015 (b)	2,270,000	1,713,850
Residential Capital LLC:
6.224%**, 6/9/2008	1,125,000	1,035,000
7.125%, 11/21/2008	5,695,000	5,097,025
7.8%**, 11/21/2008	8,819,000	7,915,052
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	2,010,000	1,718,550
U.S.I. Holdings Corp.:
144A, 9.433%**, 11/15/2014	1,745,000	1,657,750
144A, 9.75%, 5/15/2015	2,310,000	2,073,225
UCI Holding Co., Inc., 144A, 12.694%**, 12/15/2013 (PIK)	3,772,568	3,583,940
Universal City Development Partners, 11.75%, 4/1/2010	14,315,000	14,959,175
Wimar Opco LLC, 144A, 9.625%, 12/15/2014	14,985,000	11,613,375
Yankee Acquisition Corp.:
Series B, 8.5%, 2/15/2015	2,295,000	2,226,150
Series B, 9.75%, 2/15/2017 (b)	1,725,000	1,630,125
		275,854,042
Health Care 4.6%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	4,600,000	4,232,000
Community Health Systems, Inc., 144A, 8.875%, 7/15/2015	22,330,000	22,944,075
HCA, Inc.:
6.5%, 2/15/2016	5,930,000	5,040,500
144A, 9.125%, 11/15/2014	4,520,000	4,768,600
144A, 9.25%, 11/15/2016	10,110,000	10,741,875
HEALTHSOUTH Corp.:
10.75%, 6/15/2016	5,655,000	5,951,887
11.409%**, 6/15/2014	1,135,000	1,183,238
Iasis Healthcare LLC, 8.75%, 6/15/2014 (b)	2,305,000	2,333,813
Omnicare, Inc., 6.125%, 6/1/2013	1,145,000	1,047,675
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	2,870,000	2,905,875
PTS Acquisition Corp., 144A, 9.5%, 4/15/2015 (PIK)	1,740,000	1,644,300
Sun Healthcare Group, Inc., 144A, 9.125%, 4/15/2015	2,900,000	2,958,000
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	3,435,000	3,263,250
Tenet Healthcare Corp., 9.25%, 2/1/2015	8,680,000	7,660,100
The Cooper Companies, Inc., 7.125%, 2/15/2015	5,700,000	5,614,500
Universal Hospital Services, Inc., 144A, 8.5%, 6/1/2015 (PIK)	2,005,000	1,984,950
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014 (b)	8,930,000	8,662,100
		92,936,738
Industrials 11.4%
Actuant Corp., 144A, 6.875%, 6/15/2017 (b)	2,290,000	2,255,650
Aleris International, Inc.:
144A, 9.0%, 12/15/2014 (PIK)	1,145,000	1,059,125
9.0%, 12/15/2014 (PIK)	3,985,000	3,686,125
Alion Science and Technology, 10.25%, 2/1/2015	2,295,000	2,082,713
Allied Security Escrow Corp., 11.375%, 7/15/2011	5,135,000	5,135,000
American Color Graphics, Inc., 10.0%, 6/15/2010	5,685,000	4,206,900
American Railcar Industries, Inc., 7.5%, 3/1/2014 (b)	2,820,000	2,805,900
ARAMARK Corp.:
8.5%, 2/1/2015 (b)	4,645,000	4,737,900
8.856%**, 2/1/2015	3,990,000	4,029,900
Baldor Electric Co., 8.625%, 2/15/2017	2,850,000	2,978,250
Belden, Inc., 144A, 7.0%, 3/15/2017	2,840,000	2,811,600
Bombardier, Inc.:
144A, 6.3%, 5/1/2014 (b)	2,820,000	2,763,600
144A, 8.0%, 11/15/2014 (b)	1,660,000	1,738,850
Bristow Group, Inc., 144A, 7.5%, 9/15/2017	3,410,000	3,478,200
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	9,568,000	8,993,920
Building Materials Corp. of America, 7.75%, 8/1/2014	3,990,000	3,610,950
Cenveo Corp., 7.875%, 12/1/2013	7,231,000	6,580,210
Congoleum Corp., 8.625%, 8/1/2008*	6,765,000	5,699,512
DRS Technologies, Inc.:
6.625%, 2/1/2016	1,435,000	1,417,063
6.875%, 11/1/2013	8,120,000	8,120,000
7.625%, 2/1/2018	9,875,000	10,072,500
Education Management LLC, 8.75%, 6/1/2014	2,990,000	3,064,750
Esco Corp.:
144A, 8.625%, 12/15/2013	5,665,000	5,580,025
144A, 9.569%**, 12/15/2013	1,875,000	1,809,375
General Cable Corp.:
7.125%, 4/1/2017 (b)	3,025,000	2,964,500
7.735%**, 4/1/2015	4,305,000	4,175,850
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013 (b)	2,305,000	2,212,800
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	2,870,000	2,561,475
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	2,265,000	2,355,600
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	10,100,000	7,777,000
8.875%, 4/1/2012	11,060,000	8,295,000
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	2,280,000	2,228,700
144A, 7.625%, 12/1/2013	7,670,000	7,516,600
9.375%, 5/1/2012	7,390,000	7,741,025
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	2,235,000	2,260,144
9.5%, 10/1/2008	19,534,000	19,949,097
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	5,260,000	5,260,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014 (b)	4,505,000	4,645,781
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	1,720,000	1,634,000
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017 (c)	2,880,000	2,923,200
R.H. Donnelley, Inc., 10.875%, 12/15/2012	12,752,000	13,580,880
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	710,000	779,225
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	2,575,000	2,665,125
Saint Acquisition Corp., 144A, 12.5%, 5/15/2017 (b)	2,305,000	1,544,350
Sally Holdings LLC, 9.25%, 11/15/2014 (b)	3,475,000	3,509,750
Ship Finance International Ltd., 8.5%, 12/15/2013 (b)	2,885,000	2,964,337
Terex Corp., 7.375%, 1/15/2014	1,585,000	1,608,775
Titan International, Inc., 8.0%, 1/15/2012	9,790,000	9,765,525
TransDigm, Inc., 7.75%, 7/15/2014	1,705,000	1,722,050
U.S. Concrete, Inc., 8.375%, 4/1/2014 (b)	3,219,000	2,993,670
United Rentals North America, Inc., 7.0%, 2/15/2014	5,700,000	5,814,000
Xerox Capital Trust I, 8.0%, 2/1/2027	2,025,000	2,042,944
		232,209,421
Information Technology 2.8%
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	2,835,000	2,735,775
L-3 Communications Corp.:
5.875%, 1/15/2015	9,690,000	9,302,400
Series B, 6.375%, 10/15/2015	4,430,000	4,352,475
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	14,865,000	12,337,950
MasTec, Inc., 7.625%, 2/1/2017	3,985,000	3,875,412
Sanmina-SCI Corp.:
8.125%, 3/1/2016	1,745,000	1,509,425
144A, 8.444%**, 6/15/2010	2,380,000	2,356,200
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	5,410,000	5,288,275
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	10,445,000	10,915,025
Unisys Corp., 7.875%, 4/1/2008	2,720,000	2,713,200
Vangent, Inc., 144A, 9.625%, 2/15/2015	2,270,000	2,116,775
		57,502,912
Materials 11.3%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011 (b)	1,665,000	1,644,187
ARCO Chemical Co., 9.8%, 2/1/2020	28,356,000	28,072,440
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	5,730,000	3,609,900
Cascades, Inc., 7.25%, 2/15/2013 (b)	8,433,000	8,264,340
Chemtura Corp., 6.875%, 6/1/2016	5,580,000	5,301,000
Clondalkin Acquisition BV:
144A, 6.73%**, 12/15/2013 EUR	480,000	660,500
144A, 7.694%**, 12/15/2013	3,035,000	2,913,600
CPG International I, Inc.:
10.5%, 7/1/2013	8,310,000	8,310,000
12.13%**, 7/1/2012	1,875,000	1,896,094
Equistar Chemical Funding LP, 10.625%, 5/1/2011	3,957,000	4,135,065
Exopack Holding Corp., 11.25%, 2/1/2014	9,845,000	10,288,025
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	4,505,000	4,921,712
GEO Specialty Chemicals, Inc., 144A, 13.86%**, 12/31/2009 (d)	17,095,000	14,017,900
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	1,995,000	1,930,162
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	2,850,000	2,679,000
Hexcel Corp., 6.75%, 2/1/2015	11,780,000	11,632,750
Huntsman LLC, 11.625%, 10/15/2010	15,191,000	16,102,460
Jefferson Smurfit Corp., 8.25%, 10/1/2012 (b)	1,435,000	1,438,588
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	7,800,000	6,669,000
Lyondell Chemical Co.:
6.875%, 6/15/2017 (b)	14,280,000	15,493,800
10.5%, 6/1/2013 (b)	1,935,000	2,080,125
Massey Energy Co.:
6.625%, 11/15/2010	929,000	908,098
6.875%, 12/15/2013 (b)	6,440,000	6,005,300
Metals USA Holdings Corp., 144A, 11.36%, 7/1/2012 (PIK)	4,015,000	3,733,950
Millar Western Forest Products Ltd., 7.75%, 11/15/2013 (b)	2,855,000	2,255,450
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	3,450,000	3,415,500
Mueller Water Products, Inc., 7.375%, 6/1/2017	2,865,000	2,650,125
Neenah Foundry Co., 9.5%, 1/1/2017	1,670,000	1,528,050
NewMarket Corp., 7.125%, 12/15/2016	6,860,000	6,654,200
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	3,410,000	4,716,614
Pliant Corp., 11.625%, 6/15/2009 (PIK)	7	7
Radnor Holdings Corp., 11.0%, 3/15/2010*	1,510,000	1,888
Rhodia SA, 144A, 6.959%**, 10/15/2013 EUR	3,265,000	4,580,070
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	5,800,000	5,698,500
8.375%, 7/1/2012	2,880,000	2,880,000
Steel Dynamics, Inc., 144A, 6.75%, 4/1/2015	4,575,000	4,414,875
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	8,335,000	8,126,625
The Mosaic Co., 144A, 7.375%, 12/1/2014	5,135,000	5,391,750
TriMas Corp., 9.875%, 6/15/2012	6,067,000	6,188,340
Witco Corp., 6.875%, 2/1/2026	2,370,000	1,937,475
Wolverine Tube, Inc., 10.5%, 4/1/2009	5,130,000	4,899,150
		228,046,615
Telecommunication Services 7.4%
American Cellular Corp., Series B, 10.0%, 8/1/2011	705,000	736,725
BCM Ireland, Preferred, 144A, 11.574%**, 2/15/2017 (PIK) EUR	2,994,004	4,119,403
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	11,200,000	9,464,000
Centennial Communications Corp.:
10.0%, 1/1/2013 (b)	6,800,000	7,191,000
10.125%, 6/15/2013	2,310,000	2,448,600
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	5,875,000	5,919,062
8.375%, 1/15/2014 (b)	3,295,000	3,286,763
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	6,915,000	7,018,725
Dobson Cellular Systems, 9.875%, 11/1/2012 (b)	4,435,000	4,789,800
Embratel, Series B, 11.0%, 12/15/2008	1,296,000	1,372,140
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	1,605,000	1,605,000
Insight Midwest LP, 9.75%, 10/1/2009 (b)	1,834,000	1,836,293
Intelsat Bermuda Ltd.:
8.886%**, 1/15/2015	560,000	565,600
9.25%, 6/15/2016	1,695,000	1,758,563
11.25%, 6/15/2016	5,440,000	5,827,600
Intelsat Corp., 9.0%, 6/15/2016	2,075,000	2,137,250
Intelsat Ltd., 5.25%, 11/1/2008	2,240,000	2,184,000
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	5,765,000	5,851,475
iPCS, Inc., 144A, 7.481%**, 5/1/2013	1,430,000	1,387,100
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	6,640,000	6,772,800
Millicom International Cellular SA, 10.0%, 12/1/2013 (b)	4,605,000	4,892,812
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	16,325,000	16,591,179
Nortel Networks Ltd.:
144A, 9.61%**, 7/15/2011	5,405,000	5,405,000
144A, 10.125%, 7/15/2013	1,120,000	1,152,200
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	2,115,000	2,001,319
Qwest Corp., 7.25%, 9/15/2025 (b)	1,005,000	987,413
Rural Cellular Corp., 9.875%, 2/1/2010	5,265,000	5,501,925
Stratos Global Corp., 9.875%, 2/15/2013	2,205,000	2,320,763
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	6,210,000	6,497,212
US Unwired, Inc., Series B, 10.0%, 6/15/2012 (b)	6,746,000	7,234,100
Virgin Media Finance PLC, 8.75%, 4/15/2014 (b) EUR	12,681,000	14,130,257
West Corp., 9.5%, 10/15/2014	3,420,000	3,531,150
		146,517,229
Utilities 6.9%
AES Corp., 144A, 8.75%, 5/15/2013	28,105,000	29,404,856
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	22,980,000	24,646,050
CMS Energy Corp., 8.5%, 4/15/2011 (b)	13,575,000	14,578,328
Edison Mission Energy, 144A, 7.0%, 5/15/2017	5,170,000	5,092,450
Mirant Americas Generation LLC, 8.3%, 5/1/2011	4,530,000	4,575,300
Mirant North America LLC, 7.375%, 12/31/2013	2,235,000	2,268,525
NRG Energy, Inc.:
7.25%, 2/1/2014	9,465,000	9,488,663
7.375%, 2/1/2016	19,735,000	19,784,337
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	11,348,000	12,165,124
Regency Energy Partners LP, 8.375%, 12/15/2013	3,900,000	4,085,250
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	5,700,000	5,735,625
Sierra Pacific Resources:
6.75%, 8/15/2017 (b)	6,710,000	6,600,963
8.625%, 3/15/2014	1,263,000	1,336,913
		139,762,384
Total Corporate Bonds (Cost $1,915,676,554)		1,861,491,992
	Shares	Value ($)

Preferred Stocks 0.0%
ION Media Networks, Inc., Series A1, 12.0%	3	25,650
ION Media Networks, Inc., 144A, 12.0%	16	136,800
ION Media Networks, Inc. "B"	95,000	8,123
Total Preferred Stocks (Cost $272,427)		170,573
	Principal Amount ($)	Value ($)

Senior Bank Debt 2.8%
Advanced Medical Optics, Inc., LIBOR plus 1.75%, 6.65%**, 4/2/2014	1,725,675	1,643,705
Aleris International, Inc., Term B, LIBOR plus 2.375%, 7.276%**, 12/19/2013 (c)	1,145,000	1,096,338
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 12.151%**, 6/1/2010*	3,500,000	350,000
Dollar General Corp., LIBOR plus 2.75%, 7.651%**, 7/6/2014	2,875,000	2,738,437
First Data Corp., LIBOR plus 2.75%, 7.651%**, 9/17/2014 (c)	9,145,000	8,870,650
Golden Nugget, 9.01%**, 6/16/2014 (c)	2,379,691	2,245,833
HCA, Inc., 4.901%**, 11/18/2012	9,648,187	9,367,690
Iasis Healthcare LLC, 5.25%, 6/15/2014	2,617,615	2,486,734
Local TV On Satellite LLC, Term B, LIBOR plus 2.25%, 7.151%**, 5/7/2013 (c)	1,710,712	1,638,007
Longview Power:
Demand Draw, 144A, 7.55%**, 4/1/2014 (c)	799,633	765,649
Letter of Credit, 144A, 7.625%**, 4/1/2014	321,000	306,757
Term Loan B, 144A, 8.0%**, 4/1/2014	983,000	954,739
Rail America, Inc., 7.61%, 10/2/2008	4,400,000	4,345,000
Riverdeep Bank, 11.937%**, 12/21/2007	3,446,754	3,429,521
Sabre, Inc., LIBOR plus 2.25%, 7.151%**, 9/30/2014	2,784,229	2,658,507
Symbion, Inc.:
Term A, 5.2%**, 8/23/2013	1,365,000	1,335,994
Term B, 5.2%**, 8/23/2014	1,365,000	1,326,323
The Toy Bank, 9.61%**, 7/1/2012	4,000,000	3,995,000
Tribune Co., Term Loan B, 8.36%**, 7.86%, 5/24/2014	5,750,000	5,256,937
Wesco Aircraft:
LIBOR plus 2.25%**, 7.151%, 9/29/2013	736,250	721,525
LIBOR plus 5.75%**, 10.651%, 3/31/2014	500,000	498,750
Total Senior Bank Debt (Cost $59,901,017)		56,032,096
	Units	Value ($)

Other Investments 0.6%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	6,700,000	5,829,000
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	10,520,000	6,101,600
Total Other Investments (Cost $15,350,103)		11,930,600
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	136,705	116,199
GEO Specialty Chemicals, Inc. 144A*	12,448	10,581
Total Common Stocks (Cost $1,635,755)		126,780

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	560	0
DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	16,090	0
Total Warrants (Cost $6)		0

Securities Lending Collateral 7.5%
Daily Assets Fund Institutional, 5.38% (e) (f) (Cost $151,595,522)	151,595,522	151,595,522

Cash Equivalents 3.2%
Cash Management QP Trust, 5.14% (e) (Cost $65,264,801)	65,264,801	65,264,801

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,209,696,185)+	106.1	2,146,612,364
Other Assets and Liabilities, Net	(6.1)	(123,673,720)
Net Assets	100.0	2,022,938,644
* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	12.401%	6/4/2010	3,500,000	USD	3,508,969	350,000
Congoleum Corp.	8.625%	8/1/2008	6,765,000	USD	6,665,724	5,699,512
Eaton Vance Corp., CDO II	13.68%	7/15/2012	2,212,109	USD	1,697,739	0
Grupo Iusacell SA de CV	10.0%	7/15/2004	1,605,000	USD	973,163	1,605,000
Radnor Holdings Corp.	11.0%	3/15/2010	1,510,000	USD	1,381,320	1,888
					14,226,915	7,656,400
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2007.
+ The cost for federal income tax purposes was $2,224,525,735. At September 30, 2007, net unrealized depreciation for all securities based on tax cost was $77,913,371. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,101,983 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $94,015,354.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2007 amounted to $148,091,970, which is 7.3% of net assets.
(c) When-issued/Delayed delivery.
(d) Security has a deferred interest payment of $532,406 from April 1, 2006.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation
LIBOR: London InterBank Offer Rate
PIK: Denotes that all or a portion of interest or dividend is paid in-kind.

The Fund had the following open forward foreign currency exchange contracts at September 30, 2007:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
EUR	21,254,200	USD	29,483,614	10/17/2007	$ (837,532)
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2007
Assets
Investments: Investments in securities, at value (cost $1,992,835,862) — including $148,091,970 of securities loaned	$ 1,929,752,041
Investment in Daily Assets Fund Institutional (cost $151,595,522)*	151,595,522
Investment in Cash Management QP Trust (cost $65,264,801)	65,264,801
Total investments, at value (cost $2,209,696,185)	2,146,612,364
Cash	778,707
Receivable for investments sold	16,840,875
Interest receivable	47,293,211
Receivable for Fund shares sold	2,472,050
Foreign taxes recoverable	22,989
Other assets	36,350
Total assets	2,214,056,546
Liabilities
Payable for investments purchased	31,007,586
Payable for when-issued securities	2,880,000
Payable for Fund shares redeemed	2,360,993
Payable upon return of securities loaned	151,595,522
Accrued management fee	967,778
Unrealized depreciation on forward currency exchange contracts	837,532
Other accrued expenses and payables	1,468,491
Total liabilities	191,117,902
Net assets, at value	$ 2,022,938,644
Net Assets Consist of
Undistributed net investment income	504,075
Net unrealized appreciation (depreciation) on: Investments	(63,083,821)
Foreign currency	(803,976)
Accumulated net realized gain (loss)	(1,527,257,804)
Paid-in capital	3,613,580,170
Net assets, at value	$ 2,022,938,644
* Represents cash collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,715,212,037 ÷ 327,366,729 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.24
Maximum offering price per share (100 ÷ 95.50 of $5.24)	$ 5.49

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($114,665,250 ÷ 21,892,632 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.24

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($162,050,780 ÷ 30,894,021 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.25

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($31,010,577 ÷ 5,911,124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.25
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2007
Investment Income
Income: Interest (net of foreign taxes withheld of $26,116)	$ 183,480,686
Interest — Cash Management QP Trust	1,379,622
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	593,331
Dividends	9,135
Total Income	185,462,774
Expenses: Management fee	11,626,365
Distribution service fees	7,313,627
Services to shareholders	2,916,370
Custodian and accounting fees	134,509
Auditing	74,825
Legal	240,285
Trustees' fees and expenses	76,531
Reports to shareholders	261,396
Registration fees	99,024
Interest Expense	240,585
Other	120,371
Total expenses before expense reductions	23,103,888
Expense reductions	(156,995)
Total expenses after expense reductions	22,946,893
Net investment income (loss)	162,515,881
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,356,962)
Foreign currency	(2,300,682)
(3,657,644)
Change in net unrealized appreciation (depreciation) on: Investments	(26,966,774)
Foreign currency	(849,385)
(27,816,159)
Net gain (loss)	(31,473,803)
Net increase (decrease) in net assets resulting from operations	$ 131,042,078

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30
	2007	2006
Operations: Net investment income	$ 162,515,881	$ 170,939,081
Net realized gain (loss)	(3,657,644)	(34,599,331)
Change in net unrealized appreciation (depreciation)	(27,816,159)	25,519,760
Net increase (decrease) in net assets resulting from operations	131,042,078	161,859,510
Distributions to shareholders from: Net investment income: Class A	(155,829,053)	(155,635,114)
Class B	(11,154,231)	(13,936,428)
Class C	(13,390,734)	(11,927,499)
Institutional Class	(2,085,052)	(1,193,758)
Fund share transactions: Proceeds from shares sold	298,959,748	308,770,386
Reinvestment of distributions	111,991,844	109,039,311
Cost of shares redeemed	(488,158,058)	(550,066,155)
Redemption fees	121,432	107,494
Net increase (decrease) in net assets from Fund share transactions	(77,085,034)	(132,148,964)
Increase (decrease) in net assets	(128,502,026)	(152,982,253)
Net assets at beginning of period	2,151,440,670	2,304,422,923
Net assets at end of period (including undistributed net investment income of $504,075 and $11,303,967, respectively)	$ 2,022,938,644	$ 2,151,440,670

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 5.37	$ 5.42	$ 5.43	$ 5.23	$ 4.62
Income (loss) from investment operations: Net investment income[a]	.42	.42	.44	.44	.44
Net realized and unrealized gain (loss)	(.08)	(.02)	.00*	.22	.61
Total from investment operations	.34	.40	.44	.66	1.05
Less distributions from: Net investment income	(.47)	(.45)	(.45)	(.46)	(.44)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 5.24	$ 5.37	$ 5.42	$ 5.43	$ 5.23
Total Return (%)[b]	6.39[c]	7.77	8.12[c]	13.24	23.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,715	1,809	1,926	1,950	1,868
Ratio of expenses before expense reductions (%)	.97	.96	.96	.94	.97
Ratio of expenses after expense reductions (%)	.96	.96	.96	.94	.97
Ratio of net investment income (%)	7.70	7.84	8.00	8.13	8.92
Portfolio turnover rate (%)	66	100	113	162	149
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 5.37	$ 5.42	$ 5.43	$ 5.23	$ 4.62
Income (loss) from investment operations: Net investment income[a]	.37	.38	.39	.39	.40
Net realized and unrealized gain (loss)	(.08)	(.02)	.01	.22	.61
Total from investment operations	.29	.36	.40	.61	1.01
Less distributions from: Net investment income	(.42)	(.41)	(.41)	(.41)	(.40)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 5.24	$ 5.37	$ 5.42	$ 5.43	$ 5.23
Total Return (%)[b]	5.53[c]	6.87	7.45[c]	12.09	22.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	165	212	332	462
Ratio of expenses before expense reductions (%)	1.76	1.76	1.81	1.75	1.82
Ratio of expenses after expense reductions (%)	1.76	1.76	1.80	1.75	1.82
Ratio of net investment income (%)	6.90	7.04	7.15	7.32	8.07
Portfolio turnover rate (%)	66	100	113	162	149
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 5.38	$ 5.43	$ 5.44	$ 5.24	$ 4.63
Income (loss) from investment operations: Net investment income[a]	.38	.38	.39	.40	.40
Net realized and unrealized gain (loss)	(.08)	(.02)	.01	.22	.61
Total from investment operations	.30	.36	.40	.62	1.01
Less distributions from: Net investment income	(.43)	(.41)	(.41)	(.42)	(.40)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 5.25	$ 5.38	$ 5.43	$ 5.44	$ 5.24
Total Return (%)[b]	5.59	6.94	7.49[c]	12.12	23.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	162	159	153	156	165
Ratio of expenses before expense reductions (%)	1.72	1.71	1.75	1.71	1.82
Ratio of expenses after expense reductions (%)	1.72	1.71	1.74	1.71	1.82
Ratio of net investment income (loss) (%)	6.94	7.09	7.21	7.36	8.07
Portfolio turnover rate (%)	66	100	113	162	149
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Institutional Class Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 5.38	$ 5.42	$ 5.43	$ 5.23	$ 4.63
Income (loss) from investment operations: Net investment income[a]	.43	.44	.46	.45	.44
Net realized and unrealized gain (loss)	(.08)	(.01)	.00*	.22	.62
Total from investment operations	.35	.43	.46	.67	1.06
Less distributions from: Net investment income	(.48)	(.47)	(.47)	(.47)	(.46)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 5.25	$ 5.38	$ 5.42	$ 5.43	$ 5.23
Total Return (%)	6.70[b]	8.33[b]	8.49[b]	13.32	24.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	18	13	10	1
Ratio of expenses before expense reductions (%)	.65	.69	.66	.65	.83
Ratio of expenses after expense reductions (%)	.64	.68	.59	.65	.83
Ratio of net investment income (loss) (%)	8.02	8.12	8.36	8.42	9.06
Portfolio turnover rate (%)	66	100	113	162	149
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS High Income Fund (the "Fund"), is a diversified series of the DWS High Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments quarterly based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Senior Bank Debt. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2007, the Fund had a capital loss carryforward of approximately $1,493,611,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($126,549,000), September 30, 2009 ($173,248,000), September 30, 2010 ($283,200,000), September 30, 2011 ($620,426,000), September 30, 2012 ($194,012,000), September 30, 2013 ($13,591,000), September 30, 2014 ($44,333,000), and September 30, 2015 ($38,252,000), the respective expiration dates, whichever occurs first. During the year ended September 30, 2007 the Fund lost through expiration approximately $39,696,000 of a prior year capital loss carryforward. In addition, from November 1, 2006 through September 30, 2007, the Fund incurred approximately $18,819,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2008.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 127,985
Capital loss carryforwards	$ (1,493,611,000)
Net unrealized appreciation (depreciation) on investments	$ (77,913,371)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2007	2006
Distributions from ordinary income*	$ 182,459,070	$ 182,692,799
* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. For the period from October 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 60 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended September 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $1,381,332,533 and $1,501,852,704, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, accrued daily and payable monthly, at the following rates:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

Accordingly, for the year ended September 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended September 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Service Provider Fees	Total Aggregated	Unpaid at September 30, 2007
Class A	$ 1,825,907	$ 328,807
Class B	182,393	32,162
Class C	145,618	27,767
Institutional Class	4,452	287
	$ 2,158,370	$ 389,023

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2007
Class B	$ 1,074,222	$ 72,777
Class C	1,275,143	98,674
	$ 2,349,365	$ 171,451

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2007	Annual Effective Rate
Class A	$ 4,192,717	$ 322,481.23%
Class B	352,852	22,755.25%
Class C	418,693	21,810.25%
	$ 4,964,262	$ 367,046

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2007, aggregated $349,054.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2007, the CDSC for Class B and C shares aggregated $316,308 and $16,408, respectively. A deferred sales charge of up to .85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2007, DWS-SDI received an aggregate CDSC of $8,654 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2007, the amount charged to the Fund by DIMA included in Statement of Operations under "reports to shareholders" aggregated $34,904, of which $11,824 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

For the year ended September 30, 2007, the Advisor agreed to reimburse the Fund $26,596, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2007, the Fund's custodian fees were reduced by $11,135 and $119,264, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Borrowings

On October 11, 2006, the Fund entered into a credit facility with State Street Bank and Trust Company and Societe Generale. Under the terms of this agreement, any loan obtained by the Fund will bear interest at the Fed Funds Rate plus 0.65%, which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $111,000,000 at any one time and which was available until October 10, 2007. Effective October 11, 2007, the size of the revolving credit agreement was decreased to an amount not to exceed $40,000,000 at any one time and is available until October 10, 2008.

No loans were initiated under this credit facility during the period ending September 30, 2007.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	38,875,368	$ 210,169,964	42,203,013	$ 227,068,496
Class B	3,473,890	18,811,631	4,453,257	23,935,214
Class C	8,494,879	46,112,494	7,325,036	39,469,098
Institutional Class	4,527,152	23,865,659	3,396,177	18,297,578
		$ 298,959,748		$ 308,770,386
Shares issued to shareholders in reinvestment of distributions
Class A	17,912,785	$ 96,504,580	17,531,171	$ 93,967,292
Class B	1,080,415	5,826,207	1,357,728	7,274,071
Class C	1,425,332	7,690,122	1,259,053	6,756,470
Institutional Class	366,140	1,970,935	194,289	1,041,478
		$ 111,991,844		$ 109,039,311
Shares redeemed
Class A	(66,204,338)	$ (356,916,523)	(78,203,409)	$ (420,904,387)
Class B	(13,387,554)	(72,345,058)	(14,315,949)	(77,048,416)
Class C	(8,649,327)	(46,423,133)	(7,090,383)	(38,149,986)
Institutional Class	(2,393,577)	(12,473,344)	(2,598,291)	(13,963,366)
		$ (488,158,058)		$ (550,066,155)
Redemption fees		$ 121,432		$ 107,494
Net increase (decrease)
Class A	(9,416,185)	$ (50,175,138)	(18,469,225)	$ (99,769,260)
Class B	(8,833,249)	(47,697,552)	(8,504,964)	(45,832,929)
Class C	1,270,884	7,424,024	1,493,706	8,077,535
Institutional Class	2,499,715	13,363,632	992,175	5,375,690
		$ (77,085,034)		$ (132,148,964)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS High Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS High Income Fund (the "Fund"), including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Fund at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 29, 2007

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $10,100, or the maximum allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, the impact of recent changes in investment personnel and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board showed that the Fund's management fee rate was at the 38th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 27th percentile for Class A shares, the 32nd percentile for Class B shares, the 21st percentile for Class C shares, and the 10th percentile for Institutional Class shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted, based on the information provided, that the Advisor operated the Fund at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23337M 404
Fund Number	8	208	308	513

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2007, DWS High Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended September 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$65,611	$0	$8,947	$0
2006	$63,213	$0	$8,620	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$8,947	$486,614	1,484,326	$1,979,887
2006	$8,620	$316,254	$545,763	$870,637

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 4, 2007